                                                                Exhibit 10.12(b)

                                 CONFIDENTIAL
                                 ------------









                             MANAGEMENT BONUS PLAN




                                      FOR




                              INTERMET CORPORATION










                                  MASTER COPY
                                  -----------









                                 PLAN YEAR 1994

                               TABLE OF CONTENTS





                                                                       PAGE
                                                                       ----
            I.     INTRODUCTION                                         1

           II.     PURPOSE OF THE PLAN                                  1

          III.     DEFINITIONS                                          1

           IV.     PARTICIPATION                                        3

            V.     BONUS POTENTIAL                                      4

           VI.     OBJECTIVE SETTING AND PERFORMANCE MEASUREMENT        4

          VII.     ACTUAL BONUSES                                       5

         VIII.     FORM AND TIMING OF BONUS PAYMENTS                    8

           IX.     ADMINISTRATION OF THE PLAN                           8

            X.     ADDITIONAL PROVISIONS                                8

           XI.     EXHIBIT 1- PARTICIPANTS AND TARGET BONUSES

                                I.  INTRODUCTION



The compensation strategy of Intermet Corporation (the Company) includes providing its executives and certain other employees the opportunity to earn annual bonuses based upon Company and/or organizational unit performance during the year. This document contains the guidelines for implementing the Management Bonus Plan (the Plan), which provides for cash payments of bonuses based on achievement of Company and organizational unit objectives for the Performance Period.


                           II.  PURPOSE OF THE PLAN

The purpose of the Plan is to enable the Company to:

     - attract and retain executives and other key employees by providing a competitive annual bonus opportunity, and

     - motivate and reward executives and other employees for their success in accomplishing Performance Period objectives.

The remainder of the Plan document describes the essential elements for administering the Plan, including definitions of terms, selection of participants, bonus potential, objective setting and performance measurement, bonus payouts, and other provisions.


                               III.  DEFINITIONS

The following terms shall have the meanings indicated for purposes of the Plan:

     (a) "Actual Bonus" shall mean the amount of any Annual Bonuses earned by the Participant for the Plan Period. The Compensation Committee shall approve the Actual Bonuses for all Participants.

     (b) "Annual Bonus" or "Bonus" shall mean a cash bonus payment under this Plan which is contingent upon the achievement of Company and/or organizational unit objectives.

     (c)  "Board" shall mean the Board of Directors of the Company.

     (d) "Cause" shall mean a felony conviction of a Participant or the failure of a Participant to contest prosecution for a felony, or a Participant's willful misconduct or dishonesty which is harmful to the business or reputation of the Company or a Subsidiary, or a Participant's willful and substantial non-performance of assigned duties. The determination of "Cause" shall be made by the Compensation Committee based upon the information available to it and any such determination shall be final and binding on the affected Participant.

     (e) "Company" shall mean Intermet Corporation, a Georgia corporation, its successors or assigns.

     (f) "Compensation Committee of the Board of Directors" or "Compensation Committee" shall mean the directors of the Company who shall be appointed from time to time by the Board, and who shall oversee the setting of compensation for the Company's executive officers and key personnel, including the development, interpretation, and administration of the Management Bonus Plan.

     (g) "Disability" shall mean total and permanent disability that would qualify a Participant for benefits under the Company's long-term disability plan or if such plan is not in existence, as determined by the Compensation Committee.

     (h)  "Measurement Date" shall mean the last day of a Plan Year.

     (i) "Objectives" shall mean the financial and/or other measures selected to gauge performance during a Performance Period.

     (j) "Organizational Unit" shall mean either one, or more than one, of the principal companies that collectively form Intermet Corporation, or any facility or departmental entity for which a performance objective has been established.

     (k) "Participant" shall mean any executive or other key employee of the Company or a Subsidiary who is selected by the Compensation Committee, or the Compensation Committee's designated appointee, to be a Participant under the Plan with respect to a Plan Year. Participants shall be designated for each Plan Year and shall be listed in Exhibit
          1. Participants shall be designated as either a Corporate Participant, or an Organizational Unit Participant.

     (l) "Performance Period" shall mean the fiscal year for which Company and/or organizational unit objectives are established. Its meaning is the same as Plan Year.

     (m) "Plan" shall mean the Management Bonus Plan of Intermet Corporation set forth herein (including all Exhibits) and as it may be amended from time to time.

     (n) "Plan Year" shall mean the Company's fiscal year beginning on or about January 1.

     (o) "Retirement" shall mean normal or early retirement of a Participant under the provisions of a company retirement plan.

     (p) "Subsidiary" shall mean any corporation of which 50% or more of the common stock is owned by the Company, or of which 50% or more of the common stock is owned by another subsidiary.

     (q) "Target Bonus" shall mean the Target Annual Bonus, expressed as a percent of salary for the Plan year, and it shall be one factor in determining the Actual Bonus, if any, as of the Measurement Date. Target Bonuses shall be approved by the Compensation Committee, or the Compensation Committee's designated appointee, for each Participant on or as close as possible to the beginning of the Plan Year and shall be designated in Exhibit 1.

                              IV.  PARTICIPATION

Participants in the Plan are selected by the Compensation Committee. Participants shall be notified of their selection to participate in the Plan on or before the beginning of the Plan Year, or as soon thereafter as is practicable. Selection of Participants shall apply only to the applicable Plan Year; selection to participate in one Plan Year is no guarantee of participation in future Plan Years. Participants may include the executive officers and other key employees of the Company or a Subsidiary who may be selected from time to time by the Compensation Committee in their sole discretion. Participants will be selected, among other things, based on their ability to impact the Company's achievement of its Performance Period objectives. All Participants must be employed by Intermet Corporation or a Subsidiary of the Company, on the first day of the Plan Year and maintain continuous employment in the same or a similar position through the end of the Plan Year. The Compensation Committee, in their sole discretion, may approve the participation of an executive officer or other key employee who through internal promotion or recruitment (or other similar reasons) fills a position after the beginning of the Plan Year but may have a significant impact on the Company's achievement of its Objectives for the Plan Year. In that event, the Participant may earn a pro rata Bonus, contingent upon Company and/or Organizational Unit performance. Participants who terminate employment with the Company or a Subsidiary for any reason prior to the end of the Plan Year, forfeit any Bonus which they could have earned under this Plan for the Plan Year. The Compensation Committee, in their sole discretion, may approve the payment of pro rata awards to a Participant who terminates employment during a Plan Year due to death, Disability, or Retirement or other termination of employment by the Company or a Subsidiary for a reason other than Cause. Any such payments would be made after the end of the Plan Year at the same time and in the same manner that Annual Bonuses are paid to other Participants. No such payments may be authorized under this Plan to a Participant whose employment is terminated for Cause.

In the event that a Participant terminates employment with the Company or a Subsidiary for any reason following the end of the Plan Year but prior to payment of any Actual Bonus, any unpaid Actual Bonus shall be forfeited, and the Participant shall have no further right, title, or interest under the Plan; provided however that this forfeiture provision shall not apply where such termination is by reason of the Participant's death, Disability, or Retirement or termination of employment (whether voluntary or involuntary) for a reason other than Cause, in which event the payment of the Actual Bonus shall be made in the normal course in accordance with the Plan. The Compensation Committee may, in its discretion, approve the payment of all or part of the Actual Bonus to other Participants who terminated employment after the end of the Plan Year but prior to the payment date, provided, however, that such payments may be authorized to a Participant whose employment is terminated for Cause.


                              V.  BONUS POTENTIAL

The Plan allows each Participant to earn an Annual Bonus contingent upon the results achieved during the Plan Year. Each Participant's Annual Bonus potential is established on or as close as possible to the beginning of the Plan Year. The bonus potential, or Target Bonus, for the Plan Year is expressed as a percentage of base salary, and it is intended to provide a competitive Annual Bonus, contingent upon performance. Target Bonuses for each Participant for the Plan Year are shown in Exhibit 1.

The Compensation Committee establishes the Target Bonus for each Participant. The extent to which the Target Bonus is earned will be approved by the Compensation Committee after the end of the Plan Year based on actual results achieved. The value of any Actual Bonus may be greater than or less than the Target Bonus, depending upon performance during the Plan Year.



               VI.  OBJECTIVE SETTING AND PERFORMANCE MEASUREMENT

The Plan is intended to reward Participants for contributing to the achievement of Company Objectives and accomplishing Organizational Unit Objectives for the Performance Period. The Compensation Committee establishes the Company Objectives at or near the beginning of the Plan Year. The Company Objectives guide the development of Organizational Unit Objectives for Participants in the Plan.

Company Objectives will be comprised of one or more measures of Company, and/or Organizational Unit, financial performance. For each Objective, the Compensation Committee will establish a range of performance defined by a target, minimum, and maximum level. The target represents the planned level of performance (100% achievement of the Objective). The minimum represents the lowest level of performance at which Bonuses may begin to be earned. This typically will be 80% of the target. The maximum represents the highest level of performance which is likely to be attained during the performance period. This typically will be 120% of the target.

After the end of the Plan Year, when final results are known, the Compensation Committee will determine how Company performance and Organizational Unit performance compared to the Performance Period Objectives. Based on these evaluations of performance, Participants may earn Bonuses under this Plan.

                             VII.  ACTUAL BONUSES

A.  Corporate Participants
- --------------------------

At the end of a Performance Period, the following table will be used to measure the Company's financial performance and to calculate a Participant's Actual Bonus.

===============================================================================
           COLUMN A                                    COLUMN B
           --------                                    --------
          PERCENT OF
         THE COMPANY'S
  ACTUAL FINANCIAL PERFORMANCE                 A PARTICIPANT'S TARGET BONUS
              VS.                                      IS MULTIPLIED
  FINANCIAL PERFORMANCE TARGET                       BY THIS PERCENTAGE
- --------------------------------------------------------------------------------
         LESS THAN 80%                                         0%
- --------------------------------------------------------------------------------
              80%                                             50%
- --------------------------------------------------------------------------------
              90%                                             75%
- --------------------------------------------------------------------------------
             100%                                            100%
- --------------------------------------------------------------------------------
             110%                                            125%
- --------------------------------------------------------------------------------
             120%                                            150%
- --------------------------------------------------------------------------------
      GREATER THAN 120%                                      150%
================================================================================

If the Company achieves 100% of its financial performance target (Column A), a Participant's Target Bonus would be multiplied by 100% (Column B) to determine the Participant's Actual Bonus. If the Company reaches 120% of its financial performance target, a Participant's Target Bonus would be multiplied by 150%. Similarly, if the Company reaches only 80% of its financial performance target, a Participant's Target Bonus would be multiplied by 50%.

If financial performance attainment equals a percentage other than one displayed in Column A, then the accompanying bonus percentage from Column B is interpolated mathematically.

B.  Organizational Unit Participants
- ------------------------------------

An Organizational Unit Participant's Target Bonus is split into two components. Twenty-five percent of the Participant's Target Bonus is based on the Company's financial performance. The remaining 75% of a Participant's Target Bonus is based on the Participant's Organizational Unit's performance. The Company's financial performance, in conjunction with the Participant's Organizational Unit's performance, determines the Participant's Actual Bonus.

The first component of an Organizational Unit Participant's Actual Bonus is calculated using Table I. Table I outlines how 25% of a Participant's Target Bonus is impacted by the Company's financial performance. If the Company's financial performance reaches 80% of its target (Table I, Column A), 25% of an Organizational Unit Participant's Target Bonus would be paid at the 50% level (Table I, Column B). If 100% of the Company's financial performance target is reached, 25% of the Organizational Unit Participant's Target Bonus would be paid at the 100% level. Likewise, 120% financial performance achievement would result in 25% of the Organizational Unit Participant's Target Bonus being paid at the 150% level.

                                    TABLE I
================================================================================
             COLUMN A                                      COLUMN B
             --------                                      --------
            PERCENT OF
          THE COMPANY'S                             25% OF A PARTICIPANT'S
   ACTUAL FINANCIAL PERFORMANCE                          TARGET BONUS
               VS.                                       IS MULTIPLIED
   FINANCIAL PERFORMANCE TARGET                        BY THIS PERCENTAGE
- --------------------------------------------------------------------------------
         LESS THAN 80%                                          0%
- --------------------------------------------------------------------------------
               80%                                             50%
- --------------------------------------------------------------------------------
               90%                                             75%
- --------------------------------------------------------------------------------
              100%                                            100%
- --------------------------------------------------------------------------------
              110%                                            125%
- --------------------------------------------------------------------------------
              120%                                            150%
- --------------------------------------------------------------------------------
        GREATER THAN 120%                                     150%
================================================================================

If financial performance attainment equals a percentage other than one displayed in Column A, then the accompanying bonus percentage from Column B is interpolated mathematically.

Table II will be used to assess a Participant's Organizational Unit's financial performance and the second component of an Organizational Unit Participant's Actual Bonus will be calculated. If a Participant's Organizational Unit's financial performance is less than 80% of its financial performance target, the Organizational Unit Participant would still receive the component of his Bonus that is based on the Company's financial performance.

                                   TABLE II

================================================================================
             COLUMN A                                      COLUMN B
             --------                                      --------
            PERCENT OF
      ORGANIZATIONAL UNIT'S                         75% OF A PARTICIPANT'S
   ACTUAL FINANCIAL PERFORMANCE                          TARGET BONUS
               VS.                                       IS MULTIPLIED
   FINANCIAL PERFORMANCE TARGET                       BY THIS PERCENTAGE
- --------------------------------------------------------------------------------
          LESS THAN 80%                                        0%
- --------------------------------------------------------------------------------
               80%                                            50%
- --------------------------------------------------------------------------------
               90%                                            75%
- --------------------------------------------------------------------------------
              100%                                           100%
- --------------------------------------------------------------------------------
              110%                                           125%
- --------------------------------------------------------------------------------
              120%                                           150%
- --------------------------------------------------------------------------------
       GREATER THAN 120%                                     150%
================================================================================

If a Participant's Organizational Unit achieves 100% of its financial performance target (Table II, Column A), 75% of an Organizational Unit Participant's Target Bonus would be multiplied by 100% (Table II, Column B) to determine the second component of the Organizational Unit Participant's Actual Bonus. If a Participant's Organizational Unit reaches 120% of its financial performance target, 75% of an Organizational Unit Participant's Target Bonus would be multiplied by 150%. Similarly, if a Participant's Organizational Unit reaches only 80% of its financial performance target, 75% of an Organizational Unit Participant's Target Bonus would be multiplied by 50%.

If financial performance attainment equals a percentage other than one displayed in Column A, then the accompanying bonus percentage from Column B is interpolated mathematically.

                   VIII.  FORM AND TIMING OF BONUS PAYMENTS

Actual Bonuses, if any, will be approved by the Compensation Committee and will be paid in cash in a lump sum after the end of the Plan Year when final results are known and performance against Objectives can be determined. Payment will be made no later than March 15 of the calendar year following the Plan Year.



                        IX.  ADMINISTRATION OF THE PLAN

The Compensation Committee is responsible for the maintenance and administration of the Plan. Those activities include but are not limited to selecting Participants, maintaining a list of current Participants, establishing Company and Organizational Unit Objectives, establishing a Target Bonus for each Participant, monitoring performance during the Plan Year, measuring performance at the end of the period, approving the amount of any Actual Bonuses, and directing that Actual Bonuses be paid to eligible Participants. The Board is responsible for approving the Compensation Committee's recommendations.


                           X.  ADDITIONAL PROVISIONS

A.  Amendment or Termination
- ----------------------------

The Company may amend, alter, or discontinue the Plan at any time without prior notice, subject to the following limitations:

     (i) No such termination or amendment shall adversely affect the right, title or interest of the Participant in an Actual Bonus for which the Plan Year has already ended, and the Plan shall continue with respect to the Actual Bonus on its original terms until such Actual Bonus has been paid in full.

     (ii) In the event of any Plan termination, or in the event of an amendment which shall adversely affect the right, title or interest of the Participant with respect to such Plan Year, any uncompleted Plan Year shall be deemed to have ended on the effective date of such termination or amendment, performance shall thereupon be administered in accordance with Article VI and, assuming the Compensation Committee determine the performance criteria have been met, pro rata awards will be paid based upon the portion of the Plan Year which elapsed between the beginning of the Plan Year and the date of such termination or amendment.

B.  Effective Date of the Plan
- ------------------------------

The Plan shall become effective upon its approval by the Company. It shall continue in effect until such time as the Company chooses to discontinue the Plan. Initial implementation of the Plan may be made retroactive to the beginning of the fiscal year in which the Plan is adopted.



C.  Authority of the Compensation Committee
- -------------------------------------------

The construction and interpretation of the Plan by the Compensation Committee shall be final and binding upon the Company and all Participants. The authority of the Compensation Committee shall specifically include, but not be limited to the resolution, in accordance with the Plan, of any issue regarding establishing or amending annual Objectives, evaluating Company or Organizational Unit performance relative to the annual Objectives, determining the extent to which any Target Bonuses were earned, and determining whether any Actual Bonuses are payable.


D.  Delegation
- --------------

The Compensation Committee may delegate a portion of their duties to an officer or other employee or group thereof, of the Company.


E.  Records and Rules
- ---------------------

The Company shall keep written records sufficient to reflect the identity of Participants in each Plan Year, their Target Bonuses, any Company or Organizational Unit Objectives for the Plan Year and the Determination of Actual Bonuses. The Company may adopt such rules as it shall deem reasonable and appropriate to the administration of the Plan.


F.  Employment and Other Rights
- -------------------------------

Nothing contained herein shall require the Company to continue any Participant in the Company's or a Subsidiary's employ, or require any Participant to continue in the Employ of the Company or a Subsidiary, nor does the Plan create any rights of any Participant, or Beneficiary or any obligations on the part of the Company or a Subsidiary other than those set forth herein. The Actual Bonuses payable under this Plan shall be independent of any and in addition to, any other agreements that may exist from time to time concerning any other compensation or benefits payable by the Company or a Subsidiary.

G.  Right to Benefits
- ---------------------

The sole interest of each Participant under the Plan shall be to receive the Actual Bonuses provided herein, if and when the same shall become due and payable in accordance with the terms hereof, and no Participant shall have any right, title or interest in or to any of the specific assets of the Company or a Subsidiary. All Actual Bonuses hereunder shall be paid solely from the general assets of the Company and no employer shall maintain any separate fund or their segregated assets to provide any benefits hereunder. In no manner shall any assets of the Company or a Subsidiary be deemed or construed through any of the provision of this Plan to be held in trust for the benefit of any Participant or to be collateral security for the performance of the obligations imposed by the Plan on the Company. The rights of any Participant shall be solely those of a general unsecured creditor of the Company, as determined under applicable law.


H.  Offset to Benefits
- ----------------------

Any other provision of the Plan to the contrary notwithstanding, the Company may, if the Compensation Committee in their sole and absolute discretion shall determine, offset against any amounts to be paid to a Participant under the Plan any amounts which such Participant may owe to the Company or a Subsidiary.


I.  Nonalienation of Benefits
- -----------------------------

Except as otherwise mandated by law, no benefit, payment or distribution under this Plan shall be subject either to the claim of any creditor of a Participant, or to attachment, garnishment, levy, execution or other legal or equitable process, by any creditor of such person, and no such person shall have any right to alienate, commute, anticipate or assign (either at law or equity) all or any portion of any benefit, payment or distribution under this Plan. The Plan shall not in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

In the event that any Participant's benefits are garnished or attached by order of any court, the Company may elect to bring an action for a declaratory judgment in a court of competent jurisdiction to determine the proper recipient of the benefits to be paid by the Plan. During the pendency of said action, any benefits that become payable may be paid into the court as they become payable, to be distributed by the court to the recipient as it deems proper at the close of said action.

J.  Withholding and Deductions
- ------------------------------

All payments made by the Company or a Subsidiary under the Plan to any Participants shall be subject to applicable withholding and to such other deductions as shall at the time of such payment be required under any income tax or other law, whether of the United States or any other jurisdiction.

Determinations by the Company as to withholding with respect thereto shall be binding on the Participant.


K.  Merger/Consolidation/Change of Control
- ------------------------------------------

In the event that the Company or a Subsidiary shall merge or consolidate with any other corporation or organization, or its business activities are taken over by any other organization, and such succeeding or continuing corporation or other organization shall fail to expressly assume the rights and obligations of such employer under the Plan and agree to continue the Plan for the Plan Year, the date immediately prior to the date of such merger, consolidation or takeover shall be deemed the date of termination of the Plan and Participants shall be entitled to benefits in accordance with Article X, A (ii). Any Actual Bonus which has been approved by the Compensation Committee but has not been paid prior to the date of such merger, consolidation or change of control shall continue as an obligation of the Company or of such succeeding or continuing corporation or other organization and shall be paid in accordance with the Plan.


L.  Adjustments
- ---------------

Any other provision of the Plan to the contrary notwithstanding, the Company in its sole discretion and in light of the Objectives of the Plan may take such action as it shall deem reasonable and appropriate in the determination of annual Objectives, the Company's and/or an Organizational Unit's performance with respect thereto, and/or the resulting Actual Bonus to adjust for the distortive effects, if any, or any singular event(s) and/or extraordinary item(s) arising in the conduct of the business of the Company or a Subsidiary. Such event(s) and/or item(s) may result from, but are not necessarily limited to, a change in accounting method, the sale of assets and/or business operations, a restructuring or reorganization of the Company or a Subsidiary or other unexpected event which materially alters the financial performance of the Company and/or its Organizational Units.


M.  Construction
- ----------------

In the construction of the Plan, the masculine shall include the feminine and the singular the plural in all cases where such meanings would be appropriate.

N.  Effect of Invalidity of Provision
- -------------------------------------

If any provision of this Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provision had not been included.


O.  Inurement
- -------------

This Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns and the Participants, and their administrators and beneficiaries.


P.  Personal Liability
- ----------------------

No members of the Board of Directors or the Compensation Committee, nor any officer or employee of the Company or a Subsidiary acting on behalf of the Company or Subsidiary shall be personally liable for any action, determination, or interpretation taken or made with respect to the Plan, and all members of the Board or the Compensation Committee and each and any officer or employee of the Company or a Subsidiary acting on their behalf shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.


Q.  Corporate Rights
- --------------------

The existence of the Management Bonus Plan shall not affect the right or power of the Company to make adjustments, recapitalizations, reorganizations, or other changes to the Company's capital structure or its business; issue bonds, debentures, common, preferred or prior preference stocks; dissolve or liquidate the Company, or sell or transfer any part of its assets or business; or any other corporate act, whether of a similar character or otherwise.


R.  Controlling Law
- -------------------

The validity, interpretation, and administration of the Plan and of any rules, regulations, determinations, or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Georgia. Without limiting the generality of the foregoing, the period within which any action in connection with the Plan must be commenced shall be governed by the laws of the State of Georgia.

S.  Execution
- -------------

IN WITNESS WHEREOF, the Company has caused this Plan to be signed by its duly
authorized officers this  11th  day of     July     , 1994.
                         ------        -------------


                                       INTERMET CORPORATION


ATTEST: John D. Ernst                  BY:/s/ James W. Rydel
       --------------------------         --------------------------------------

                                       TITLE: V.P. Human Resources
                                             -----------------------------------